SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 1, 2017

CITIZENS COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

001-33003	20-5120010
(Commission File Number)	(I.R.S. Employer I.D. Number)

2174 EastRidge Center, Eau Claire, Wisconsin	54701
(Address of Principal Executive Offices)	(Zip Code)

715-836-9994
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 1 - 2, 2017, certain members of management of Citizens Community Bancorp, Inc. (the "Company") will participate in the FIG Partners' 8th Annual West Coast Bank CEO Forum to be held in Los Angeles California. As part of the conference, the Company's management will provide a presentation to certain participants in attendance regarding certain matters impacting the Company and its operating results. A copy of the presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K. The attached Exhibit 99.1 is furnished pursuant to Item 7.01 of Form 8-K.

The information in this Form 8-K, including Items 7.01 and 9.01, and the Exhibit 99.1 attached hereto shall not be deemed "to be filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number    Description of Exhibit
99.1             Investor Conference Meeting Presentation to be held on February 1 - 2, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNITY BANCORP, INC.

Date: February 1, 2017	By:	/s/ Mark C. Oldenberg
Mark C. Oldenberg
Chief Financial Officer

Exhibit 99.1

Citizens Community Bancorp Inc.

NASDAQ: CZWI

FIG Partners

8th ANNUAL WEST COAST BANK CEO FORUM

February 1-2, 2017

1

Cautionary Note Regarding Forward Looking Statements

- *This presentation includes forward-looking statements about the financial condition, results of operations and business of Citizens Community Bancorp, Inc. and its wholly owned subsidiary, Citizens Community Federal N.A. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. These statements may be identified by the use of forward-looking words or phrases such as "anticipate," "believe," "could," "expect," "intend," "may," "planned," "potential," "should," "will," "would" or the negative of those terms or other words of similar meaning. These forward-looking statements are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.*

- *Such forward-looking statements in this presentation are inherently subject to many uncertainties in our operations and business environment. These uncertainties include general economic conditions, in particular, relating to consumer demand for our products and services; our ability to maintain current deposit and loan levels at current interest rates; deteriorating credit quality, including changes in the interest-rate environment reducing interest margins; prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; and other matters described in the Company's SEC filings, including under the section "Risk Factors" in Item 1A of the Company's Form 10-K Report for the fiscal year ending September 30, 2016. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this presentation and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances occurring after the date of this presentation.*

Citizens Community Bancorp Inc
2

Executive Management

Stephen M. Bianchi is President and CEO of Citizens Community Bancorp, Inc. Prior to joining the Bank, he was President and CEO of HF Financial Corp in Sioux Falls, SD. Prior experience includes Senior Vice President at Associated Bank, where he served as Minnesota Regional President and Minnesota Regional Commercial Banking Manager from July 2006 to April 2010. Before that, he was Twin Cities Business Banking Manager for Wells Fargo Bank, where he held several other management positions over 21 years. Mr. Bianchi received his B.S. degree in Finance and M.B.A. from Providence College.

Mark C. Oldenberg is Executive Vice President and CFO of Citizens Community Bancorp, Inc. Mr. Oldenberg has worked in the financial services industry for over twenty years, previously as Chief Financial Officer for Security Financial Bank in Durand, WI and Fidelity National Bank in Medford, WI. He also was a Commercial and Consumer lender for eight years at Heritage Bank in Spencer, WI. A graduate of University of Wisconsin Eau Claire with a B.S. in Finance and Accounting, he is also a Certified Public Accountant who is a member of the Wisconsin Institute of Certified Public Accountants and Treasurer of the Boys & Girls Club of the Greater Chippewa Valley.

Citizens Community Bancorp Inc
3

Overview

- Based in Eau Claire County, Wisconsin, Citizens Community Federal N.A. serves more than 50,000 customers.
- Key markets include:
  - Northwest Wisconsin MSA
  - Mankato, Minnesota MSA
  - Minneapolis/St. Paul, Metro MSA
  - Oakland County, Michigan MSA
- Full-service commercial, ag, mortgage and consumer banking.
- 14 traditional branches and two in store branches (Walmart)

Citizens Community Bancorp Inc
4

Recent Developments
2016

Date	Development
May 16	Acquisition of Community Bank of Northern Wisconsin ($167 million in assets)
May 17	CEO Edward Schaefer resigns
June 14	FIG hired to evaluate strategic alternatives
June 24	Hires ex-HF Financial President & CEO Steve Bianchi as President and CEO
August 17	Announced intent to close 4 In Store branches in Fox Valley, WI
August 22	Completed core conversion related to CBN Acquisition
August 31	Announced stock repurchase plan for up to 10% of outstanding shares
November 8	Trump elected POTUS
Nov 15-16	Closed 4 In Store branches in Fox Valley, WI
December 29	Restatement of FY earnings for 2014 & 2015, earnings for each FY2016 quarter; book value increased $.07/share from $11.15 to $11.22

Citizens Community Bancorp Inc
5

Enhancing Performance and Franchise Value

- Remix loan and deposit composition, focused on commercial, ag and municipal relationships.
- Improve efficiencies and control expenses by leveraging technology and personnel.
- Enhance organic growth in core markets.
- Attract new lenders and reposition existing lenders.
- Enhance non-interest income through higher loan origination and servicing income.

Citizens Community Bancorp Inc
6

Investment Considerations

- New CEO, hired in June 2016, with history of maximizing commercial and ag market growth and operational efficiencies.
- Shareholder focused management recently announced 10% stock repurchase program.
- Acquired assets have accelerated earnings growth.
- Recent focus on branch efficiency is expected to enhance earnings.
- NPAs/Total Assets of 1.08% at December 31, 2016, including recently acquired CBN assets.
- Well capitalized bank.

Citizens Community Bancorp Inc
7

Branch Locations

1. FARIBAULT*
2. MANKATO
3. RED WING*
4. OAKDALE
5. EAU CLAIRE-WESTSIDE
6. ALTOONA-FAIRFAX
7. LAKE HALLIE
8. RIDGELAND
9. BARRON
10. RICE LAKE-NORTH
11. RICE LAKE-SOUTH
12. BRILL
13. LADYSMITH
14. SPOONER
15. LAKE ORION
16. ROCHESTER HILLS

Sault Ste. Marie
Marquette
Ottawa National Forest
Chequamegon National Forest
Hiawatha National Forest
Brainerd
St Cloud
Minneapolis
St Paul
Minnetonka
Bloomington
Wausau
WISCONSIN
Green Bay
Stevens Point
Appleton
Oshkosh
Traverse City
Huron National Forest
Manistee National Forest
MICHIGAN
Rochester
Winona
La Crosse
Austin
Mason City
Madison
Milwaukee
Muskegon
Grand Rapids
Holland
Lansing
Flint
Janesville
Kenosha
Waterloo
Dubuque
Rockford
Kalamazoo
Battle Creek
Ann Arbor
Detroit
Dearborn

Citizens Community Bancorp Inc
8

Net Income Growth

(In $000)
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$206
$1,047
$2,510
$2,806
$2,573 (1)
$940
FY2012
FY2013
FY2014
(As Restated)
FY2015
(As Restated)
FY2016
FTD 2017 Q1

(1) Fiscal 2016 Net Income includes acquisition costs of $701

Citizens Community Bancorp Inc

9

Loan Portfolio

At December 31, 2016

Other Consumer Non-RE 3.4%
Purchased Indirect 8.0%
Residential RE 32.1%
Originated Indirect 20.3%
Commercial /Ag Non RE 8.7%
Commercial /Ag RE 27.5%

Citizens Community Bancorp Inc

10

NPAs / Total Assets Ratio Remain Low

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.95%
0.66%
0.46%
0.37%
0.62%(1)
0.29%
1.08%(2)
0.76%
FY2012
FY2013
FY2014
FY2015
FY2016
FY 2017 Q1

(1) Total nonperforming assets increased due to the CBN acquisition in Fiscal 2016: NPLs = $1,778;REO = $212;NPAs = $1,990 or 0.29% of assets
(2) Total nonperforming assets increased due to the CBN acquisition in Fiscal 2017: NPLs = $5,090;REO = $143;NPAS = $5,233 or 0.76% of assets

Citizens Community Bancorp Inc

11

Deposit Composition

At December 31, 2016

Certificate Accounts 48.4%
Noninterest-bearing Demand 8.9%
Interest-bearing Demand 9.5%
Savings Accounts 9.7%
Money Market Demand 23.5%

Citizens Community Bancorp Inc

12

Key Data at a Glance

Metric	LTM 12/31/16	LTM 12/31/15 (As Restated)	Q1 2017	Q1 2016 (As Restated)
EPS (diluted)	$0.51	$0.55	$0.18	$0.16
ROAA	0.42%	0.50%	0.54%	0.58%
ROAE	4.26%	4.82%	5.81%	5.52%
Stock Price (1)	$12.43	$9.46	$12.43	$9.46
Tangible Book Value (1)	$11.09	$11.69	$11.09	$11.86
Price/Earnings (1)	24.5X	17.1X	NA	NA
Price/Tangible Book Value (1)	112.11%	80.93%	112.11%	80.93%

(1) Price and tangible book value are as of the end of the period presented.

Citizens Community Bancorp Inc
13

Investing Opportunity Remains; Stock Price to Tangible Book Value

$15.00
$12.00
$9.00
$6.00
$3.00
$0.00
Price
Reported Tangible Book Value/Share
$10.21
$10.68
$10.47
$11.20
$11.72
$11.22
$12.43
$11.09
$11.18
$5.00
$5.90
$7.25
$8.85
$8.84
Price/ TBV 49.0%
Price/ TBV 55.2%
Price/ TBV 69.2%
Price/ TBV 79.0%
Price/ TBV 75.4%
Price/ TBV 99.6%
Price/ TBV 112.1%
FY2011
FY2012
FY2013
FY2014 (As Restated)
FY2015 (As Restated)
FY2016
12/31/2016

Citizens Community Bancorp Inc
14

CZWI Total Return has Outpaced Bank Index

Citizens Community Bancorp, Inc. - Total Return (%)
CZWI (+40.08%)
SNL Micro Cap U.S. Bank & Thrift (+28.21%)
Total Return (%)
50
40
30
20
10
0
-10
Mar 2016
May 2016
Jul 2016
Sep 2016
Nov 2016
Jan 2017

Total return includes stock appreciation plus dividends.

Citizens Community Bancorp Inc

15

Building Franchise and Shareholder Value

- Increasing profitability due to growth, efficiencies to be recognized in the acquisition, and branch rationalization.
- Accelerating commercial banking business with strong asset quality metrics.
- Consistent tangible book value growth.
- Commitment to returning capital to shareholders through increasing dividends and share repurchase authorization.
- Stock price trading above Tangible Book Value.
- Market and investor recognition of proven management team.

Citizens Community Bancorp Inc
16